                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      June 25, 1999


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-17808                                       04-2940131
(Commission File Number)                (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                     02110
(Address of principal executive offices)              (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 9, 1999.

Item 2.   Acquisition or Disposition of Assets.
-----------------------------------------------

     On June 25, 1999, New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") sold its properties located at 125 and 205 South Puente Street, Brea, California. The property was sold to The Brookhollow Group, which had been employed by the Partnership as the property manager for the property, (the "Buyer") for gross proceeds of $11,770,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $11,567,000 and recognized a gain of approximately $74,000.


Item 7.   Financial Statements and Exhibits.
--------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended March 31, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the period ended March 31, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 7, 1999            NEW ENGLAND PENSION PROPERTIES V;
                                   A REAL ESTATE LIMITED PARTNERSHIP
                                            (Registrant)



                                   By:  Fifth Copley Corp.,
                                        Managing General Partner


                                   By:/s/  Alison Husid Cutler
                                   ---------------------------------
                                   Name:   Alison Husid Cutler
                                   Title:  President, Chief Executive Officer
                                           and Director

New England Pension Properties V                                                 EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
March 31, 1999
Unaudited

                                                                                 Pro Forma               March 31, 1999
                                                      March 31, 1999             Adjustment                 Pro Forma
                                                      --------------             ----------                 ---------
ASSETS

Property, Net                                             $26,852,740           $(11,139,877)  (a)            $15,712,863
Joint Venture                                               4,841,226                      0                  $ 4,841,226

Property held for disposition, net                          1,491,742                      0                  $ 1,491,742

Cash and cash equivalents                                   7,284,092             11,567,385   (a)             18,851,477
                                                  -------------------        ---------------        ---------------------

                                                          $40,469,800           $    427,508                  $40,897,308
                                                  ===================        ===============        =====================


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                          $    99,705                      0                  $    99,705
Accrued management fee                                         41,114                      0                       41,114
Deferred management and disposition fees                    1,293,112                353,100   (b)              1,646,212
                                                  -------------------        ---------------        ---------------------
Total liabilities                                           1,433,931                353,100                    1,787,031
                                                  -------------------        ---------------        ---------------------

Partners' capital (deficit):
      Limited partners ($616 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding)                      39,066,609                 73,664   (a)             39,140,273
      General partners                                        (30,740)                   744   (a)                (29,996)
                                                  -------------------        ---------------        ---------------------

Total partners' capital                                    39,035,869                 74,408                   39,110,277
                                                  -------------------        ---------------        ---------------------
                                                          $40,469,800           $    427,508                  $40,897,308
                                                  ===================        ===============        =====================

New England Pension Properties V                                                 EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1998
Unaudited
                                                                                 Pro Forma             December 31, 1998
                                                    December 31, 1998           Adjustment                 Pro Forma
                                                    -----------------           ----------                 ---------
Investment Activity

Property rentals                                          $ 4,103,360               (992,417)  (c)            $ 3,110,943
Interest income on loan to ground lessor                      142,492                      0                      142,492
Property operating expenses                                  (949,126)               199,450   (c)               (749,676)
Ground rent expense                                          (390,000)                     0                     (390,000)
Depreciation and amortization                              (1,003,722)               267,350   (c)               (736,372)
                                                  -------------------        ---------------        ---------------------
                                                            1,903,004               (525,617)                   1,377,387

Equity in joint venture earnings                              440,440                      0                      440,440
                                                  -------------------        ---------------        ---------------------

     Total real estate activity                             2,343,444               (525,617)                   1,817,827

Interest on cash equivalents and short term
 investments                                                  488,461                      0                      488,461
                                                  -------------------        ---------------        ---------------------

     Total investment activity                              2,831,905               (525,617)                   2,306,288


Portfolio Expenses

Management fee                                                401,138                (72,179)  (f)                328,959
General and administrative                                    255,287                 (5,500)  (g)                249,787
                                                  -------------------        ---------------        ---------------------
                                                              656,425                (77,679)                     578,746
                                                  -------------------        ---------------        ---------------------

Net income (loss)                                         $ 2,175,480             $ (447,938)                 $ 1,727,542
                                                  ===================        ===============        =====================

Net income (loss) per weighted average limited
 partnership unit                                         $     26.17             $    (5.39)  (d)            $     20.78
                                                  ===================        ===============        =====================

Weighted average number of limited partnership
 units outstanding during the year                             82,309                 82,309                       82,309
                                                  ===================        ===============        =====================

New England Pension Properties V                                                 EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
March 31, 1999
Unaudited
                                                                                 Pro Forma               March 31, 1999
                                                     March 31, 1999             Adjustment                 Pro Forma
                                                    -----------------          -------------           ------------------
Investment Activity

Property rentals                                          $ 1,010,716               (332,955)  (e)            $   677,761
Interest income on loan to ground lessor                  $    34,094                      0                       34,094
Property operating expenses                                  (268,217)                46,717   (e)               (221,500)
Ground rent expense                                           (97,500)                     0                      (97,500)
Depreciation and amortization                                (287,620)                91,591   (e)               (196,029)
                                                  -------------------        ---------------        ---------------------
                                                              391,473               (194,647)                     196,826

Joint venture earnings                                        100,259                      0                      100,259
                                                  -------------------        ---------------        ---------------------

     Total real estate activity                               491,732               (194,647)                     297,085

Interest on cash equivalents and short term
 investments                                                  103,652                      0                      103,652
                                                  -------------------        ---------------        ---------------------

     Total investment activity                                595,384               (194,647)                     400,737


Portfolio Expenses

Management fee                                                 82,228                (17,640)  (f)                 64,588
General and administrative                                     68,101                      0                       68,101
                                                  -------------------        ---------------        ---------------------
                                                              150,329                (17,640)                     132,689
                                                  -------------------        ---------------        ---------------------

Net income (loss)                                         $   445,055             $ (177,007)                 $   268,048
                                                  ===================        ===============        =====================

Net income (loss) per limited partnership unit            $      5.36             $    (2.13)  (d)            $      3.23
                                                  ===================        ===============        =====================


Number of limited partnership units
  outstanding during the period                                82,228                 82,228                       82,228
                                                  ===================        ===============        =====================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net loss per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.